GOOD AFTERNOON.

WELCOME TO AUXILIO, INC.'S 2005 FOURTH QUARTER AND YEAR END EARNINGS CONFERENCE CALL. MY NAME IS PAUL ANTHONY; I'M THE CFO FOR AUXILIO.

BEFORE WE GET UNDERWAY, I NEED TO MAKE THE FOLLOWING STATEMENTS.

CERTAIN MATTERS DISCUSSED TODAY OR ANSWERS THAT MAY BE GIVEN TO QUESTIONS ASKED COULD CONSTITUTE FORWARD-LOOKING STATEMENTS RELATED TO AUXILIO'S FUTURE FINANCIAL OR BUSINESS PERFORMANCE. AUXILIO'S ACTUAL RESULTS COULD DIFFER MATERIALLY FROM THOSE ANTICIPATED IN THESE FORWARD-LOOKING STATEMENTS.

      THE COMPANY CAUTIONS THAT THESE STATEMENTS ARE SUBJECT TO SUBSTANTIAL RISKS AND UNCERTAINTIES AND ARE QUALIFIED BY IMPORTANT FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE REFLECTED BY THE FORWARD-LOOKING STATEMENTS AND SHOULD NOT BE RELIED UPON BY INVESTORS WHEN MAKING AN INVESTMENT DECISION.


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      STATEMENTS MADE ON THIS CONFERENCE CALL SHOULD BE CONSIDERED IN
CONJUNCTION WITH THE COMPANY'S REPORT ON FORM 10Q FOR THE THIRD QUARTER OF 2005, THE COMPANY'S ANNUAL REPORT ON FORM 10K FOR 2005, SUBSEQUENT ANNUAL REPORTS ON FORM 10K, QUARTERLY REPORTS ON FORM 10Q, AND REPORTS ON FORM 8K WHICH ARE LOCATED AT WWW.SEC.GOV AND MAY BE REQUESTED FROM AUXILIO.

THIS CALL IS BEING TAPED AND WILL BE AVAILABLE FOR RE-BROADCAST. INFORMATION ON HOW TO ACCESS THE RE-BROADCAST IS SET FORTH IN THE COMPANY'S EARNINGS RELEASE FOR THE FOURTH QUARTER AND YEAR ENDED DECEMBER 31, 2005, WHICH WAS ISSUED ON APRIL 12, 2006.

Here's how the call will go today. Our Chief Executive Officer, Joe Flynn, will make some comments regarding the results from the quarter and year ended December 31, 2005. He will then discuss the progress we have made in growing the company and will touch upon some recent developments. Once Mr. Flynn's presentation is over, we will open the call up to any questions you may have.

WITH THAT IN MIND, I WOULD NOW LIKE TO TURN THE CALL OVER TO JOE FLYNN, OUR CEO.


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THANK YOU PAUL.

GOOD AFTERNOON
ON APRIL 12, 2006 WE RELEASED FINANCIAL RESULTS FOR THE FOURTH QUARTER AND YEAR ENDED DECEMBER 31, 2005.

AS A RESULT OF THE COMPANY'S ACQUISITION OF THE MAYO GROUP ON APRIL 1, 2004, THE FINANCIAL STATEMENTS FOR THE YEAR ENDED DECEMBER 31, 2005, ARE NOT COMPARABLE TO THE FINANCIAL STATEMENTS FOR THE YEAR ENDED DECEMBER 31, 2004. OUR SALE OF OUR HR SOFTWARE PRODUCTS TO WORKSTREAM IN MARCH 2004 COMPLETED OUR EXIT FROM THE PREVIOUS BUSINESS MODEL.

CONSOLIDATED REVENUE FOR THE FOURTH QUARTER WAS APPROXIMATLEY $1.3 MILLION, $400,000 LESS THAN LAST YEAR. THE DECREASE IN REVENUE IS A RESULT OF A LARGE SALE OF $1 MILLION THAT WE CLOSED IN THE FOURTH QUARTER OF 2004 OFFSET BY A CURRENT YEAR INCREASE IN OUR RECURRING REVENUE CONTRACTS. CONSOLIDATED REVENUE FOR THE FULL YEAR 2005 WAS $4.3 MILLION. REVENUE FOR THE YEAR WAS DOWN 41% OVER 2004. THE DROP IN REVENUE IS A RESULT OF A LARGE SALE OF $4.3 MILLION TO A MAJOR CUSTOMER IN 2004 OFFSET BY AN INCREASE IN OUR RECURRING REVENUE CONTRACTS.


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OUR CURRENT MONTHLY SERVICE AND SUPPLY REVENUE IS APPROXIMATELY $400,000, AN 80%
INCREASE OVER OUR MONTHLY SERVICE AND SUPPLY REVENUE RUN RATE AT THE BEGINNING
OF 2005. REVENUE FOR THE FOURTH QUARTER AND YEAR ENDED DECEMBER 31, 2005 WAS PRIMARILY DERIVED FROM OUR MONTHLY RECURRING REVENUE STREAM.

ALTHOUGH REVENUE WAS BELOW OUR EXPECTATIONS, WE WERE HAPPY WITH OUR PROGRESS IN GROWING THE BUSINESS ESPECIALLY TOWARD THE END OF THE YEAR. IN THE FOURTH QUARTER THE COMPANY CLOSED THREE NEW FIVE YEAR AGREEMENTS INCLUDING RARITAN BAY MEDICAL CENTER, THE COMPANY'S FIRST HOSPITAL SYSTEM ON THE EAST COAST, CALIFORNIA PACIFIC MEDICAL CENTER, ONE OF THE LARGEST MEDICAL FACILITIES ON THE WEST COAST AND A FLAGSHIP OF THE SUTTER HEALTHCARE SYSTEM, AND ST. JOSEPH HOSPITAL OF ORANGE, CALIFORNIA, A HOSPITAL WITHIN THE ST. JOSEPH HEALTH SYSTEM. THESE DEALS ADDED A TOTAL OF 7 NEW HOSPITAL CAMPUSES TO OUR PORTFOLIO, BRINGING THE TOTAL NUMBER OF CAMPUSES AT THE END OF 2005 TO 14.

GROSS MARGIN WAS IN LINE WITH EXPECTATION AT 32% FOR THE FOURTH QUARTER OF 2005 VS 36% FOR 2004. FULL YEAR 2005 MARGINS WERE 25% FOR THE YEAR VERSUS 2004 MARGINS OF 45% WHICH WERE HIGHER DUE TO THE Q2 2004 DEAL TO HUNTINGTON MEMORIAL. WE ANTICIPATED LOWER MARGINS IN 2005 AS WE GREW THE SUPPORT ORGANIZATION AHEAD OF REVENUE AS PART OF OUR PUSH TO EXPAND OUR BUSINESS OUTSIDE OF CALIFORNIA.


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[PAUSE]

SELLING AND MARKETING EXPENSE WAS $423,000 FOR THE QUARTER, COMPARABLE TO Q4 OF 2004. SALES AND MARKETING EXPENSE WAS $1.8 MILLION FOR THE FULL YEAR. WE EXPECT SALES AND MARKETING EXPENSES TO COTNINUE TO INCREASE AS WE INVEST IN ADDITIONAL SALES PERSONEL TO EXECUTE DIRECT SELLING TO HOSPITALS.

G&A EXPENSE WAS $792,000 FOR THE QUARTER, AN INCREASE OF $500,000 FROM THE FOURTH QUARTER OF LAST YEAR. THE INCREASE WAS A RESULT OF HIGHER LEGAL AND AUDIT FEES ALONG WITH $300,000 OF STOCK COMPENSATION IN 2005. G&A EXPENSE WAS $2.3 MILLION FOR THE FULL YEAR. WE EXPECT G&A TO INCREASE SLIGHTLY PURSUANT TO INVESTMENTS BEING MADE IN INFRASTURCTURE, MOSTLY PEOPLE AND BACKOFFICE IT INITIATIVES TO SUPPORT THE ORGANIZATION AS IT EXPANDS.

[PAUSE]

LOOKING AT THE OVERALL RESULTS, NET LOSS FOR THE QUARTER WAS $1.0 MILLION OR $.06 CENTS PER SHARE FULLY DILUTED. NET LOSS FOR THE YEAR WAS $3.4 MILLION OR $.21 CENTS PER SHARE FULLY DILUTED.


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 ONCE AGAIN, ALTHOUGH, THE OVERALL RESULTS FOR 2005, WERE SOMEWHAT LOWER THAN
EXPECTED, MANAGEMENT FEELS VERY CONFIDENT THAT THE FOURTH QUARTER CONTRACTS PROVIDE THE COMPANY WITH AN EXCELLENT POSITION GOING INTO 2006. THESE DEALS HAVE HAD A DIRECT IMPACT ON OUR ABILITY TO CLOSE THE SAINT BARNABAS TRANSACTION AS WELL AS HELPING US TO SECURE MORE ASSESSMENT OPPORTUNITIES.
[PAUSE]
MOVING FORWARD I WOULD NOW LIKE TO DISCUSS SOME RECENT DEVELOPMENTS AND TRANSACTIONS THE COMPANY HAS UNDERTAKEN IN THE BEGINNING PART OF FISCAL 2006.

IN THE FIRST QUARTER OF 2006 WE SIGNED A FIVE-YEAR AGREEMENT WITH SAINT BARNABAS HEALTH CARE SYSTEM IN WEST ORANGE, NEW JERSEY, THE LARGEST SINGLE CONTRACT THAT HAS TO-DATE BEEN SECURED BY AUXILIO THAT WILL DRAMATICALLY EXPAND THE COMPANY'S FOOTPRINT ON THE EAST COAST AND SIGNIFICANTLY INCREASE OUR MONTHLY SERVICE AND SUPPLY REVENUE.


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AUXILIO WILL PROVIDE THE SAINT BARNABAS SYSTEM WITH A FULL-TIME ON-SITE RESIDENT
TEAM TO PERFORM A WIDE SCOPE OF IMAGE MANAGEMENT SERVICES INCLUDING A SYSTEM
WIDE FORMS STANDARDIZATION PROGRAM AIMED AT IMPROVING THE EFFICIENCY AND COST EFFECTIVENESS OF FORMS CREATION AND DISTRIBUTION, AS WELL AS THE WORKFLOW ASSOCIATED WITH FORMS THROUGHOUT THE SYSTEM. THE FORMS PROGRAM IS A NEW OFFERING FOR US IN THE MARKETPLACE THAT IS MORE AND MORE BECOMING AN INTEGRAL PART OF OUR SERVICE OFFERING THROUGH OUR ASSESSMENTS, SINCE IT ENCOMPASSES A GREAT DEAL OF IMAGE VOLUME WITHIN HOSPITALS AND IS ALSO AN AREA WHERE MOST HOSPITALS NEED MUCH TIGHTER MANAGEMENT AND COST CONTROLS.

AUXILIO HAS A NUMBER OF OTHER NEW BUSINESS OPPORTUNITIES THAT ARE AT THE PROPOSAL AND ASSESSMENT STAGE IN VARIOUS PARTS OF THE COUNTRY, AS WE SPEAK. WE ARE CONFIDENT THAT THE SAINT BARNABAS TRANSACTION PROVIDES US WITH A GREAT DEAL OF MOMENTUM AND CREDIBILITY IN HELPING BRING THOSE OPPORTUNITIES TO CLOSURE OVER THE NEXT SEVERAL QUARTERS.

SOME ADDITIONAL DEVELOPMENTS IN 2006 INCLUDE FINALIZING THE RECENT CLOSING OF A $3.0 MILLION ROUND OF CONVERTIBLE DEBT FINANCING AND THE ADDITION OF ED CASE TO THE BOARD.


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THE FINANCING WILL PROVIDE US WITH THE NECESSARY CAPITAL TO IMPLEMENT THE SAINT
BARNABAS CONTRACT AND PROVIDE THE NECESSARY RESOURCES TO CONTINUE TO EXPAND OUR OPERATIONS ON A NATIONAL SCOPE.

THE ADDITION OF ED CASE TO THE BOARD CONTINUES OUR EFFORT TO EXPAND OUR BOARD OF DIRECTORS WITH INDIVIDUALS WHO HAVE MORE DIRECT HEALTHCARE AND BUSNESS MANAGEMENT EXPERIENCE

MR. CASE BRINGS EXTENSIVE HEALTHCARE FINANCIAL AND OPERATIONAL EXPERIENCE TO THE AUXILIO BOARD. HE WILL PROVIDE ASSISTANCE WITH AUXILIO'S AUDIT COMMITTEE AND OPERATIONAL ISSUES SUCH AS VENDOR RELATIONSHIPS AND PRICING.

MOST RECENTLY MR. CASE OWNED AND OPERATED HEALTHCARE RESOURCE ASSOCIATES, A LEADING PROVIDER OF BUSINESS PROCESS OUTSOURCING SERVICES FOCUSED ON CASH FLOW IMPROVEMENTS FOR HOSPITALS AND PHYSICIANS. PRIOR TO HEALTHCARE RESOURCE ASSOCIATES, MR. CASE WAS PRESIDENT AND CEO OF PRESBYTERIAN HEALTHCARE, A THREE HOSPITAL SYSTEM WITH ANNUAL REVENUE OF APPROXIMATELY $600 MILLION. MR. CASE ALSO SPENT 13 YEARS WITH BJC HEALTH SYSTEM IN ST. LOUIS, MO. A NATIONALLY RECOGNIZED SYSTEM OPERATING 13 HOSPITALS WITH ANNUAL REVENUES IN EXCESS OF $2.0 BILLION,


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PAUL ANTHONY AND I ARE BOTH AVAILABLE NOW TO FIELD ANY QUESTIONS YOU MAY HAVE.
OPERATOR, WOULD YOU PLEASE OPEN THE CALL TO QUESTIONS.

[QUESTIONS]

THANK YOU FOR TAKING THE TIME TO JOIN US AND FOR YOUR SUPPORT OF AUXILIO.



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